UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

    TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND, L.P.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            SAME AS ABOVE
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

TECHNOLOGY FUNDING VENTURE PARTNERS IV,
AN AGGRESSIVE GROWTH FUND, L.P.
2000 Alameda de las Pulgas, Suite 250
San Mateo, California 94403


NOTICE OF MEETING OF LIMITED PARTNERS


To the Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.:

Notice is hereby given that a Special Meeting of Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") will be held at 9:00 a.m., local time, on Friday, September 7, 2001, at the Partnership's offices at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:

1. The extension of the term of the Partnership from December 31, 2001, to December 31, 2002, and for up to three one-year extensions through December 31, 2005, at the discretion of the Partnership's Management Committee;

2. Such other matters as may properly come before the Meeting or any adjournment thereof.

This notice and the enclosed proxy statement and form of proxy are first being mailed to Limited Partners on or about August 11, 2001.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign, and date the accompanying proxy and return it as promptly as possible in the enclosed postage-paid envelope. The enclosed proxy is being solicited by the Management Committee.

                                    By order of the Management Committee,


                                    Charles R. Kokesh
                                    Chief Executive Officer
                                    Technology Funding Inc.


San Mateo, California
Dated: August 11, 2001

TECHNOLOGY FUNDING VENTURE PARTNERS IV,
AN AGGRESSIVE GROWTH FUND, L.P.
2000 Alameda de las Pulgas, Suite 250
San Mateo, California 94403


PROXY STATEMENT


The notice of meeting, proxy statement, and form of proxy are first being Mailed to Limited Partners on or about August 11, 2001.

Voting Rights and Procedures

Only Limited Partners of record at the close of business on July 31, 2001, will be entitled to vote at the Meeting. At the close of business on that date, the Partnership had 400,000 Units outstanding and entitled to vote. Limited Partners are entitled to one vote for each Unit held.

Limited Partners may vote in person or by proxy at the Meeting. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Limited Partner with respect to the proposal listed on the form of proxy. The approval of the matter proposed in this proxy statement requires the affirmative vote or consent of the Limited Partners who in the aggregate own more than 50% of the outstanding Units. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy. If a Limited Partner fails to return a proxy and does not attend and vote at the meeting in person, the Limited Partner, pursuant to Article 14.05 of the Partnership Agreement, shall be deemed to have granted to the Management Committee a proxy solely for those matters noticed for and acted upon at the Meeting, and such proxy shall be voted by a majority of the members of the Management Committee, including a majority of the Independent General Partners. The Management Committee will vote all such proxies "FOR" the proposal noted on the enclosed form of proxy.

If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the members of the Management Committee, including a majority of the Independent General Partners.

General Information

Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") is a limited partnership that was organized under the laws of the State of Delaware on December 4, 1986. The Partnership commenced selling units of limited partnership interests ("Units") on January 10, 1989. On February 16, 1989, the minimum number of Units required to commence Partnership operations (15,000) was sold to persons who became limited partners of the Partnership ("Limited Partners"). The Partnership completed its offering on September 14, 1990, raising a total of $40,000,000 from the sale of 400,000 Units.

The Partnership is managed by a Management Committee, consisting of three Individual General Partners and a representative of each of the two Managing General Partners, Technology Funding Inc. ("TFI") and Technology Funding Ltd. ("TFL"). The Management Committee has exclusive control of the management of the Partnership, provides overall guidance and supervision of the Partnership's operations, and performs the various duties imposed on the boards of directors of business development companies by the Investment Company Act of 1940, as amended (the "Act"). In addition to having general fiduciary duties, the Management Committee, among other things, supervises the management arrangements of the Partnership and supervises the activities of the Managing General Partners. Subject to the supervision of the Management Committee, the Managing General Partners are responsible for (i) management of the Partnership; (ii) making all decisions regarding the Partnership's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Partnership affairs.

Pursuant to the terms of the Partnership's Amended and Restated Limited Partnership Agreement ("Partnership Agreement"), the Partnership's term was extended for a two-year period to December 31, 1999, pursuant to unanimous approval by the Management Committee on December 5, 1997. In April 1999, the Management Committee further extended the term of the Partnership to December 31, 2001.

The Partnership's principal investment objectives are long-term capital appreciation from venture capital investments in new and developing companies and preservation of Limited Partner capital through risk management and active involvement with portfolio companies. The Partnership elected to be a business development company under the Act, and operates as a nondiversified investment company as that term is defined in the Act.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the Management Committee for use at the Special Meeting of Limited Partners of the Partnership to be held at 9:00 a.m., local time, on September 7, 2001, (the "Meeting") at the Partnership's offices located at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. The Management Committee of the Partnership has designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Partnership. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $15,000 to $20,000 including the allocable costs of personnel of the Managing General Partners engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots, and responding to inquiries from Limited Partners, plus approximately $20,000 of legal costs attributable to this proxy for counsel to the Partnership and special Delaware counsel.

Record Date

By order of the Management Committee, only Limited Partners of record at the close of business on July 31, 2001, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Partnership; (ii) submitting to the Partnership before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Partnership is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Limited Partners do not have any "dissenter's rights" with respect to the proposal listed on the proxy.

Ownership of Partnership Units

To the knowledge of management of the Partnership, as of July 31, 2001, no person owned beneficially more than 5% of the outstanding Units. Except for the direct ownership of 20 Units each by the three Independent General Partners, the General Partners do not own any securities of the Partnership, whether voting or non-voting. As provided in Article 7.01(a) of the Partnership Agreement, the Managing General Partners made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Partnership Agreement, relating to profits and losses and distributions, but do not own Partnership Units.

Annual Reports

The Partnership's Annual Report on Form 10-K for the year ended December 31, 2000, ("Annual Report") was mailed to all Limited Partners of record as of April 1, 2001, on or about June 4, 2001. The Partnership will provide without charge to each Limited Partner an additional copy of the Annual Report upon request. Address your request to Client Services by calling toll-free 1-800-821-5323, or by writing Client Services, Annual Reports Section, at Technology Funding, 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505.

Proposal 1 - Extension of the Term of the Partnership

Under prior Article 1.05 of the Partnership Agreement, the Partnership was scheduled to terminate on December 31, 1997, unless the Management
Committee determined that an extension was in the best interest of the Partnership. The prior Partnership Agreement provided for up to two additional two-year extensions at the Management Committee's discretion. On December 5, 1997, the Partnership's term was extended for a two-year period to December 31, 1999, pursuant to unanimous approval by the Management Committee. In April 1999, the Management Committee further extended the term of the Partnership to December 31, 2001.

Pursuant to Section 15.01 of the Partnership Agreement and without further action by the Limited Partners, the Partnership will dissolve on the expiration of its term and thus will go into liquidation on January 1, 2002. As required in Section 15.02 of the Partnership Agreement, "a liquidating trustee (who shall be the Management Committee, if still constituted, and otherwise shall be a Person proposed and approved by a Majority in Interest of the Limited Partners) shall cause to be prepared a statement setting forth the assets and liabilities of the Partnership as of the date of dissolution, and such statement shall be furnished to all of the Partners. Then, those Partnership assets that the liquidating trustee determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to minimize loss. If the liquidating trustee determines that an immediate sale of all or part of the Partnership assets would cause undue loss to the Partners, the liquidating trustee may, in order to avoid such loss, either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Partners in kind."

Given current market conditions, the Management Committee believes that any liquidation conducted "as promptly as possible" on or after January 1, 2002, would be at a substantial discount to the potential value of the Partnership's remaining investments. As described in the Partnership's Annual Report, many of the Partnership's investments are held in securities that are not publicly traded. The initial public offering market has slowed considerably in the past twelve months, and the Management Committee does not believe that liquidity through the initial public offering market will be available on or before December 30, 2001. Unless the portfolio companies are sold for cash or an exchange for securities of publicly traded companies which can be distributed by the Partnership without contractual or securities law holding periods, it is anticipated by the Management Committee that it would be most prudent to continue to hold these investments at this time. The Independent General Partners have determined that a distribution in kind is not feasible since the bulk of the value of the Partnership's assets are in non-public securities for which no market exists and which are subject to significant transfer restrictions contained in the stock purchase agreements.

Therefore, on June 15, 2001, the Management Committee voted to approve and recommend an amendment to the Partnership Agreement to extend the term of the Partnership for one year and up to three additional one-year terms at the Management Committee's discretion. The text of the proposed amendment to be voted on at the Meeting is set forth on Annex A hereto. Although the Partnership's plans, objectives, and expectations are dependent upon a number of factors and there can be no guarantee of performance, the Management Committee believes that extending the life of the Partnership will allow it to weather the current economic downturn and provide the Partnership with a better opportunity to realize the potential of its remaining portfolio companies.

It is anticipated that during the extension of the Partnership's term the Partnership will conduct its business with a view towards maximizing return to the Partnership during any windows of opportunity for liquidation of portfolio company investments. However, the Partnership may continue to review new investment opportunities that it believes have the potential for capital appreciation within the time frame of the extension of the term, and the Partnership may make additional investments in its existing portfolio companies in order to enhance the Partnership's position. During the extension period, the Partnership will continue to operate in accordance with the terms of the Partnership Agreement, and it is anticipated that operating expenses will be consistent with prior experience.

                                           Total Operating Expenses
For the year ended December 31, 1999          $    801,539
For the year ended December 31, 2000             1,955,983
For the six months ended June 30, 2001             655,775

In recommending the extension of the term of the Partnership, the Management Committee does not believe there is a conflict of interest on behalf of the Managing General Partners, since the interests of the Managing General Partners would be best served, from an economic standpoint, by liquidating portfolio company investments as soon as possible, rather than continuing to operate the Partnership while receiving management fees and overhead reimbursement.

The Management Committee recommends a vote FOR this Proposal.

Other Matters

The Management Committee does not intend to bring any other business before the Meeting and, so far as it is known to the Management Committee, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information

Limited Partner Status

The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, to approve certain Partnership matters, and to amend the Partnership Agreement, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Prickett, Jones & Elliott, as special Delaware counsel to the Partnership, has delivered a favorable opinion to the Partnership with respect to the foregoing and as required by Section 6.01 of the Partnership Agreement. To the extent that the Investment Company Act requires a vote on certain matters, there will be a limited partner vote.

Limited Partner Proposals

Assuming that the extension of term is approved, any Limited Partner proposal submitted to the Partnership for inclusion in the Partnership's proxy statement and form of proxy relating to the Partnership's next tri-annual meeting of the Limited Partners in 2003, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Partnership at the Partnership's principal executive offices 120 days or a reasonable length of time prior to the date the Partnership mails proxy materials for the meeting in order for the proposal to be considered at that meeting. Any such proposal must comply in all respects with the applicable rules and regulations under the Exchange Act.

In order for proposals made outside Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Partnership at the Partnership's principal executive offices a reasonable length of time prior to the date the Partnership mails the proxy materials for the meeting for consideration at that meeting.

The proxies solicited by the Partnership will confer general discretionary authority only with regard to such matters specifically noticed in this proxy statement. Notwithstanding such discretionary authority, the Management Committee is supportive of all the proposals noticed in this proxy statement and will vote any proxies granted to it in favor of each proposal unless a proxy is marked to be voted against a specific proposal or candidate as provided on the ballot. The Partnership will specifically advise the Limited Partners when to submit proposals for the next tri-annual meeting in future reports filed under the Exchange Act.

Where You Can Find More Information

The Partnership files annual and quarterly reports, proxy statements, and other information with the U.S. Securities and Exchange Commission ("SEC"). The Partnership's filings with the SEC are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Limited Partners also may read and copy any report, statement, or other information that the Partnership has filed with the SEC at the SEC's public reference rooms at the following locations:

Public Reference Room
450 Fifth Street, N.W.
Washington, D.C. 20549

New York Regional Office
7 World Trade Center
Suite 1300
New York, NY 10048

Chicago Regional Office
500 West Madison Street
Suite 1400
Chicago, IL 60661-2511

Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Partnership to incorporate by reference information into this proxy statement, meaning the Partnership can disclose important information by referring Limited Partners and others who read this proxy statement to other documents that the Partnership has filed with the SEC. The Partnership incorporates by reference the documents listed below:

     The Partnership's annual report on Form 10-K, filed on March 30, 2001, file number 814-00055.

     The Partnership's Amended and Restated Partnership Agreement filed on August 8, 2001, on Form 8-K.

All Limited Partners are urged to complete, sign, and date the accompanying proxy and return it in the enclosed postage-paid envelope. Thank you for your assistance.

Annex A

Proposal No. 1 - Extension of the Term of the Partnership

Article I, Section 1.05 of the Partnership Agreement currently reads as follows:

1.05 Term. The operation of the Partnership shall commence on the "Commencement Date," as hereinafter defined, and shall continue in full force and effect until December 3l, 2001, or until dissolution prior thereto pursuant to the provisions hereof; provided, however, that if the Partnership has not received and accepted subscriptions from additional Limited Partners aggregating at least 15,000 Units by one year and five business days from the date on which the offering of Units is commenced, the Partnership shall be terminated, all obligations of the Partnership shall be discharged solely by the Managing General Partners, and any amounts paid by the Limited Partners shall be returned to them with interest earned and received thereon.


As amended by Proposal 1, Article I, Section 1.05 of the Partnership Agreement would read as follows:

1.05 Term. The operation of the Partnership shall commence on the "Commencement Date," as hereinafter defined, and shall continue in full force and effect until December 3l, 2002, and for up to three one-year extensions through December 31, 2005, or until dissolution prior thereto pursuant to the provisions hereof; provided, however, that if the Partnership has not received and accepted subscriptions from additional Limited Partners aggregating at least 15,000 Units by one year and five business days from the date on which the offering of Units is commenced, the Partnership shall be terminated, all obligations of the Partnership shall be discharged solely by the Managing General Partners, and any amounts paid by the Limited Partners shall be returned to them with interest earned and received thereon.

[LOGO]

TECHNOLOGY FUNDING VENTURE PARTNERS IV,
AN AGGRESSIVE GROWTH FUND, L.P.

Proxy for Special Meeting of Limited Partners
September 7, 2001


Proxy Solicited by the Management Committee of the Partnership

The undersigned hereby appoints Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of the Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., (the "Partnership") to be held at the Partnership's offices at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:00 a.m., local time, on September 7, 2001, and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:


1. Extension of the Term of the Partnership from December 31, 2001 to December 31, 2002 and for up to three one-year extensions through December 31, 2005 at the discretion of the Partnership's Management Committee.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]
____________________________________________

2. In their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

The Management Committee recommends a vote FOR the proposal. If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, or if a Limited Partner fails to return a proxy, the Limited Partner, pursuant to Article 14.05 of the Partnership Agreement, shall be deemed to have granted to the Management Committee a proxy solely for those matters noted on the form of proxy and the Management Committee will vote all such proxies "FOR" each proposal noted on the enclosed form of proxy. Abstentions so marked on any proposal will have the same effect as a vote against the proposal. Units represented by proxies received will be voted as directed.


[Investor Name]
[Address]
[City State Zip]


PROXY INSTRUCTIONS
1. Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees, and partners should so indicate when signing.

Dated:__________________, 2001
By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2000 Annual Report.

Signature(s)_____________________________
_______________________________________

If the information on the mailing label is not correct, please make changes below:

Social Security #:  ______ -  _____ - ____________

Address:__________________________________________
        __________________________________________


Please mark, date, and sign this proxy and return it in the envelope provided, which requires no postage if mailed within the United States. Your vote must be received prior to the meeting of Limited Partners to be held on September 7, 2001.